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                                                                 EXHIBIT 10.39

                             STOCK PLEDGE AGREEMENT


                  THIS STOCK PLEDGE AGREEMENT dated as of April 18, 1997 (this "Agreement"), is by and between Diana M. Wilson, an individual ("Pledgor"), and Deckers Outdoor Corporation, a Delaware corporation ("Lender").

                                 R E C I T A L S

                  A. Lender has concurrently herewith advanced the sum of Six Hundred Twenty-Four Thousand Dollars ($624,000.00) (the "Loan").

                  B. Pledgor has delivered to Lender that certain Limited Recourse Secured Promissory Note of even date herewith (the "Note") setting forth Pledgor's obligations with respect to the repayment of the Loan.

                  C. Pledgor has used the proceeds of the Loan to purchase from Lender One Hundred Thousand (100,000) newly-issued shares of common stock of Lender (the "Pledged Stock").

                  D. Such issuance and sale by Lender to Pledgor is being made pursuant to an "Award" in accordance with Lender's 1993 Employee Stock Incentive Plan.

                  E. Pledgor desires to pledge the Pledged Stock to Lender pursuant to the Note.

                                A G R E E M E N T

                  NOW, THEREFORE, in consideration of the foregoing recitals, the terms and provisions hereof and the Note and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. SECURITY INTEREST. To secure the payment and performance of the Note as and when due, Pledgor hereby grants, conveys, pledges, assigns and transfers to Lender, a security interest in all right, title, claim and interest of Pledgor in and to (a) the Pledged Stock and all certificates and instruments representing or evidencing the Pledged Stock and
(b) all securities issued by Lender, or any successor thereto, that Pledgor acquires or has the right to acquire from time to time in any manner in substitution for or in respect of the Pledged Stock, including securities or other property (other than cash) issued and delivered as a dividend or distribution on, or in exchange for, the Pledged Stock including, without limitation, in connection with any reclassification, increase or reduction of capital or issued or delivered in connection with any merger or other reorganization, such additional securities being thenceforth included in the definition of "Pledged Stock."
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                  SECTION 2.  REPRESENTATIONS AND WARRANTIES.

                           2.1.     Pledgor has good title to the Pledged Stock,
free and clear of all liens other than as created by this Agreement.

                           2.2.     This Agreement has been duly executed and
delivered by Pledgor and constitutes the valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms..

                  SECTION 3. DELIVERY OF PLEDGED STOCK, ETC. As of the date hereof, Pledgor is delivering to Lender certificates or instruments in respect of the Pledged Stock, in suitable form for transfer by delivery, accompanied by duly executed instruments of transfer or assignment in blank. If Pledgor receives or becomes entitled to receive any securities in substitution for or in respect of the Pledged Stock, Pledgor shall receive the same as the agent for Lender and shall hold the same in trust for and deliver the same promptly to Lender in the exact form in which received, together with appropriate instruments of transfer or assignments in blank, to be held by Lender as collateral hereunder. Promptly upon payment in full of all amounts due under the Note, Lender shall return to Pledgor all Pledged Stock and instruments of transfer theretofore delivered.

                  SECTION 4. VOTING AND OTHER CONSENSUAL RIGHTS; DISTRIBUTIONS. Pledgor shall be entitled to exercise any and all voting rights pertaining to any Pledged Stock and to receive and retain any and all dividends and other distributions paid in cash in respect of any of the Pledged Stock. Notwithstanding the foregoing, in the event the Note is not paid in full upon maturity, at the sole option of Lender, any or all rights of Pledgor to exercise voting and other consensual rights shall cease, and Lender, if and when it notifies Pledgor in writing of the exercise of such option, shall have the sole right to exercise any or all such voting rights and to receive and hold as collateral for the Note any or all cash and other dividends and distributions thereafter paid in respect of the Pledged Stock.

                  SECTION 5. REMEDIES. If the Note is not paid in full upon maturity, in addition to all its other rights, powers and remedies under this Agreement and applicable law, Lender shall have, and may exercise with respect to the Pledged Stock, any and all of the rights, powers and remedies of a secured party under the Uniform Commercial Code, all of which rights, powers and remedies shall be cumulative and not exclusive, to the extent permitted by applicable law.

                  SECTION 6.  GENERAL.

                           Section  6.1.   Applicable Law.  Except to the extent
otherwise required under applicable law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of California (other than choice of law rules that would require the application of the laws of any other jurisdiction).

                           Section 6.2.  Amendments and Other Modifications.  No
amendment of any provision of this Agreement (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the party to be charged with enforcement thereof.

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                           Section  6.3.  Notices.  All notices and other
communications under this Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 6, notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) set forth below.

                           Section  6.4.  Successors and Assigns. This Agreement
shall be binding upon and, subject to the next sentence, inure to the benefit of Pledgor and Lender and their respective successors and assigns. Lender shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of Pledgor.

                           Section 6.5.  Choice of Forum.  All actions or
proceedings arising in connection with this Agreement shall be tried and litigated in state or Federal courts located in the City of Santa Barbara, State of California, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. EACH OF PLEDGOR AND LENDER WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.5.

                           Section 6.6.  Execution in Counterparts.  This
Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

                           Section 6.7. Complete Agreement. This Agreement,
together with the Note, is intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed and delivered as of the date first set forth above.


                                     PLEDGOR



                                          /s/ Diana M. Wilson
                                     ---------------------------------
                                              Diana M. Wilson



                                     LENDER

                                     DECKERS OUTDOOR CORPORATION,
                                     a Delaware corporation


                                     By: /s/ Douglas B. Otto
                                        ---------------------------------
                                       Name: Douglas B. Otto
                                       Title: Chief Executive Officer

                                       Address: 495A South Fairview
                                                     Goleta, California 93117


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